Exhibit 10.15.2

AMENDMENT NO. 2 TO ETHANOL MARKETING AGREEMENT

THIS AMENDMENT NO. 2 TO ETHANOL MARKETING AGREEMENT dated effective May 15, 2014 (the “Amendment”), is made and entered into by NGL CRUDE LOGISTICS, LLC, f/k/a Gavilon, LLC (“NGL”) and ABE SOUTH DAKOTA, LLC (“Producer”).

RECITALS:

(a)	NGL and Producer are parties to an Ethanol Marketing Agreement dated May 4, 2012, as amended by that certain Amendment No. 1 dated July 31, 2012 (collectively, the “Agreement”).

(b)	The Parties desire to amend the Term of the Agreement as set forth below.

AGREEMENT:

NOW THEREFORE, in consideration of the agreements herein made and for other good and valuable consideration, the Parties acknowledge and agree as follows:

1. Ethanol Agreement Amendment. Effective as of the date hereof, the Agreement shall be amended as follows:

1.1	Term. The first sentence of Section 2.1 of the Agreement is hereby deleted and the following substituted therefor:

“Unless terminated earlier according to its terms, this Agreement shall be effective August 1, 2012 (the “Commencement Date”), and shall continue until June 30, 2016 (the “Initial Term”), unless extended as set forth in Section 2.2.”

2. Binding and Effective/Successors and Assigns. Upon execution and delivery of this Amendment by the Parties hereto, this Amendment shall become binding and effective. This Amendment shall inure to the benefit of and be binding on the Parties hereto and their respective successors and permitted assigns.

3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

4. Defined Terms. All capitalized terms in this Amendment shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

5. Conflicts. The terms and conditions of the Agreement shall remain in full force and effect as amended by this Amendment.

6. Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereto.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NGL CRUDE LOGISTICS, LLC		ABE SOUTH DAKOTA, LLC

By:	/s/ David Kehoe	By:	/s/ Richard Peterson
Name:	David Kehoe	Name:	Richard Peterson
Title:	Executive VP - NGLEP	Title:	President & CEO

Amendment No. 2 to Ethanol Marketing Agreement	Page 2